OTHER OPERATING (LOSSES) GAINS	12 Months Ended
Dec. 31, 2018
GAIN ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS [Abstract]
OTHER OPERATING (LOSSES) GAINS

8.	OTHER OPERATING GAINS (LOSSES)

(in thousands of $)	2018	2017	2016
Gain (loss) on cancellation of newbuilding contracts	—	—	(2,772)
Gain (loss) on lease termination	10,324	2,379	89
Gain (loss) on pool arrangements	(118)	2	—
	10,206	2,381	(2,683)

In June 2016, the Company entered into an agreement to sell its six MR tankers for an aggregate price of $172.5 million to an unaffiliated third party. Five of these vessels were delivered by the Company in August and September 2016 and the final vessel was delivered in November 2016. The Company recorded an impairment loss of $18.2 million in 2016 in respect of these vessels.

In October 2016, the Company entered into an agreement with STX Offshore & Shipbuilding Co., Ltd in Korea, or STX, to terminate the contracts for four VLCC newbuildings due for delivery in 2017. The Company recorded a loss of $2.8 million related to these contract terminations.

In the year ended December 31, 2018 we terminated the leases on six VLCCs, recognizing a gain of $10.3 million. In the year ended December 31, 2017 we terminated the leases on two VLCCs and two Suezmax tankers, recognizing a gain of $2.4 million. In the year ended December 31, 2016 we terminated the lease on one VLCC and recognized a gain of $0.1 million.

Further information on the gain (loss) on termination of leases can be found in note 17.